                                                                   EXHIBIT 10.10


                       AEGIS MORTGAGE ACCELERATION CORP.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of September 21, 1999, by and between AEGIS MORTGAGE ACCELERATION CORP., a Delaware corporation ("COMPANY"), and Stephen M. Herz ("PURCHASER").

                                R E C I T A L S
                                - - - - - - - -

     A.   PURCHASER is the Chief Operating Officer of the COMPANY.

     B. The parties desire to specify the terms and conditions of PURCHASER's equity participation in COMPANY.

     THE PARTIES AGREE AS FOLLOWS:

     1.   Issuance of Shares; Purchase Price; Payment.
          -------------------------------------------

          1.1  Issuance and Price. PURCHASER hereby purchases and COMPANY hereby
               ------------------
sells 62,976 shares of COMPANY common stock (the "Shares") at a purchase price of $1.00 per share.

          1.2  Payment.  PURCHASER shall pay for the Shares by executing and
               -------
delivering to COMPANY a 10-year, 5.7% promissory note in the form attached to this Agreement as Exhibit A. PURCHASER shall also execute and deliver to COMPANY a security agreement in the form attached to this Agreement as Exhibit B.

     2.   Rights to Repurchase Shares.
          ---------------------------

          2.1  Termination.  If PURCHASER shall cease to be an employee of
               -----------
COMPANY for any reason, COMPANY shall have the right to repurchase all of the Shares at a rate of $1.00 per share plus the total interest paid or accrued with respect to each Share purchased. The number of Shares subject to COMPANY's right to repurchase shall be (i) reduced by 15,744 of the Shares on August 23, 2000 and (ii) by 1,312 of the Shares on the 23rd day of September, 2000, and the 23rd day of each month thereafter that PURCHASER serves as an employee, so that COMPANY's right to repurchase shall expire fully on August 23, 2003; provided,
                                                                     --------
however, that (a) in the event of PURCHASER's death on or before August 23,
-------
2000, then COMPANY's right to repurchase shall expire with respect to 15,744 of the Shares upon the date of death and (b) in the event of a Change in Control, if PURCHASER is an employee of COMPANY on the closing date of a transaction that constitutes a Change of Control, then COMPANY's right to repurchase shall expire with respect to all Shares upon such Change in Control.

     For purposes of this Agreement, a "Change in Control" shall mean the occurrence of any one of the following: (x) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the COMPANY, a subsidiary, an affiliate or a COMPANY employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of COMPANY representing 50% or more of the combined voting power of COMPANY's then-outstanding securities; or (y) a sale of assets involving 75% or more of the fair market value of the assets of COMPANY as determined in good faith by the Board of Directors of COMPANY, or (z) any merger or reorganization of COMPANY whether or not another entity is the survivor, pursuant to which the holders of all the shares of capital stock of COMPANY outstanding prior to the transaction hold, as a group, less than 50% of the shares of capital stock of COMPANY outstanding after the transaction.

          2.2  Exercise of Repurchase Right.  COMPANY may exercise its right to
               ----------------------------
repurchase set forth in this Section 2 by written notice to PURCHASER within 90 days after the date on which the Shares (or a portion thereof) become subject to such right to repurchase; provided, that if COMPANY determines that exercise of
                          --------  ----
its right to repurchase would violate applicable laws or would be detrimental to the best interests of COMPANY, COMPANY may assign all or a portion of its repurchase right to such person or persons, including stockholders of COMPANY, as are designated for such purpose by the Board of Directors of COMPANY. If COMPANY (or its assignees) exercises its right of repurchase, PURCHASER shall, if necessary, endorse and deliver to COMPANY (or its assignees) the stock certificates representing the Shares being repurchased, and COMPANY (or its assignees) shall pay PURCHASER the total repurchase price upon such delivery. Repayment may be by the cancellation of indebtedness to the extent then outstanding from PURCHASER to COMPANY and otherwise shall be in cash. PURCHASER shall cease to have any rights with respect to such repurchased Shares immediately upon receipt of the repurchase price.

     3.   Right of First Refusal and Restrictions on Transfer.
          ---------------------------------------------------

          The Shares shall be subject to a right of first refusal by COMPANY in the event that PURCHASER or any transferee of such Shares proposes to sell, pledge or otherwise transfer such Shares or any interest in such Shares to any person or entity; provided that transfer to Purchaser's spouse, issue, spouse of an issue or trusts for the benefit of such persons shall not be subject to a right of first refusal if the transferees agree in writing to be bound by the terms of this Agreement and take the Shares subject to any security interest in favor of COMPANY. Any holder of the Shares desiring to transfer such Shares or any interest in such Shares shall give a written notice to COMPANY describing the proposed transfer, including the number of Shares proposed to be transferred, the price and terms at which such Shares are proposed to be transferred and the name and address of the proposed transferee. Unless otherwise agreed by COMPANY and the holder of such Shares, purchases by COMPANY under this Section shall be at the proposed price and terms specified in the notice to COMPANY. If COMPANY fails to exercise its right of first refusal within 30 days from the date on which COMPANY receives the shareholder's notice, the shareholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of Shares covered by that notice on terms not more favorable (taken as a whole) to the transferee than those described in the notice. COMPANY's right of first refusal shall attach to the Shares, and all transferees shall be subject thereto. Any subsequent proposed transfer shall again be subject to COMPANY's right of first refusal. If COMPANY exercises its right of first refusal, the shareholder shall endorse and deliver to COMPANY the stock certificates representing the Shares being repurchased and COMPANY shall upon such delivery pay the shareholder the total repurchase price. The holder of the Shares being repurchased shall cease to have any rights with respect to such Shares immediately upon receipt of the repurchase price. The right of first refusal set forth in this Section shall terminate upon the earliest of consummation of an underwritten public offering of COMPANY's common stock registered under the Securities Act of 1933 (the "Act"), sale of substantially all the assets of COMPANY, a merger in which COMPANY is not the survivor or acquisition of all the outstanding securities of COMPANY.

     4.  Other Restrictions on Resale of Shares.
         --------------------------------------

          4.1  Legends.  PURCHASER understands and acknowledges that the Shares
               -------
are not registered under the Act, and that under the Act and other applicable laws PURCHASER may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear the following legends:

               The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities shall be invalid unless a registration statement under the Act is in effect as to such transfer or, in the opinion of counsel reasonably acceptable to the Company, such registration is unnecessary for such transfer to comply with the Act.

               The securities represented hereby are subject to the terms of an agreement between the Company and the holder of such securities. Pursuant to the terms of such agreement, the Company has a right of first refusal with respect to transfer of such securities and has a right to repurchase such securities under certain circumstances. A copy of the agreement can be obtained from the Secretary of the Company.

          4.2  Market Standoff.  PURCHASER agrees that if so requested by
               ---------------
COMPANY or any representative of the underwriters in connection with registration of the initial public offering of any securities of COMPANY under the Act, PURCHASER shall not sell, pledge or otherwise transfer any Shares or other securities of COMPANY during the 180-day period following the effective date of such registration statement. COMPANY may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     5.   Representations and Acknowledgments of PURCHASER.
          ------------------------------------------------

          PURCHASER hereby represents, warrants, acknowledges and agrees that:

          5.1  Investment. PURCHASER is acquiring the Shares for PURCHASER's own
               ----------
account, and not directly or indirectly for the account of any other person. PURCHASER is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities.

          5.2  Access to Information.  PURCHASER has had the opportunity to ask
               ---------------------
questions of, and to receive answers from, appropriate executive officers of COMPANY with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of COMPANY. PURCHASER has had access to such financial and other information as is necessary in order for PURCHASER to make a fully informed decision as to investment of COMPANY, and has had the opportunity to obtain any additional information necessary to verify any of such information to which PURCHASER has had access.

          5.3  Pre-Existing Relationship.  PURCHASER further represents and
               -------------------------
warrants that he has either (i) a pre-existing relationship with COMPANY or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable him to be aware of the character, business acumen and general business and financial circumstances of COMPANY or the officer or director with whom such relationship exists or (ii) such business or financial expertise as to be able to protect his own interests in connection with the purchase of the Shares.

          5.4  Speculative Investment.  PURCHASER's investment in COMPANY
               ----------------------
represented by Shares is speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within PURCHASER's risk capital means and is not so great in relation to PURCHASER's total financial resources as would jeopardize the personal financial needs of PURCHASER and PURCHASER's family in the event such investment were lost in whole or in part.

          5.5  Unregistered Securities.
               -----------------------

               (a) PURCHASER must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. COMPANY has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act. COMPANY has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in COMPANY's common stock, (ii) adequate information as to COMPANY's financial and other affairs and operations is then available to the public, and
(iii) all other terms and conditions of Rule 144 have been satisfied.

               (b) Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available. COMPANY has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act. COMPANY has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

     6.   Tax Advice.
          ----------

          PURCHASER acknowledges that PURCHASER has not relied and will not rely upon COMPANY with respect to any tax consequences related to the ownership, purchase or disposition of the Shares. PURCHASER assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such Shares. PURCHASER has executed and delivered to COMPANY an acknowledgment in the form of Exhibit C to this Agreement.

     7.   No Commitment.
          -------------

          Nothing in this Agreement constitutes an agreement that PURCHASER will be retained as an employee of COMPANY for any term.

     8.   Notices.
          -------

          Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

          To COMPANY at:      AEGIS MORTGAGE ACCELERATION CORP.
                              3 Embarcadero Center, 5th Floor
                              San Francisco, California 94111

          To PURCHASER at:    1007 Jennifer's Meadow Court
                              Danville, California 94506

     9.   Binding Effect.
          --------------

          This Agreement shall be binding upon the heirs, legal representatives and successors of COMPANY and PURCHASER; provided, however, that PURCHASER may not assign any rights or obligations under this Agreement. COMPANY's rights under this Agreement shall be freely assignable.

     10.  Governing Law.
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.

     11.  Stockholders Agreement.
          ----------------------

          PURCHASER agrees to be a signatory to the Stockholders Agreement dated as of April 30, 1993, among the COMPANY and its stockholders, the form of which is attached to this Agreement as Exhibit D. In the event of any conflict with or inconsistency between this Agreement and the Stockholders Agreement, the terms of this Agreement shall control the rights and obligations of the PURCHASER and COMPANY.

          IN WITNESS WHEREOF, the parties hereto have executed the Agreement on the date first above written.

                                   COMPANY


                                   AEGIS MORTGAGE ACCELERATION CORP.


                                   By /s/ Johh P. Decker
                                     ----------------------------------
                                        Johh P. Decker, President


                                   PURCHASER


                                      /s/ Stephen M. Herz
                                     ----------------------------------
                                        Stephen M. Herz

                               CONSENT OF SPOUSE
                               -----------------

     By execution of this Consent, the undersigned spouse of PURCHASER agrees to be bound by the terms of this Agreement as to her interest, whether as community property or otherwise, if any, in the Shares purchased, including, without limitation, the terms of Section 2 of this Agreement.

                                   /s/ ^^
                                   -------------------------------------